EXHIBIT 10.4


CLASS C CONFIRMATION

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class C Swap Agreement
                            Dated [___] October 2002

GRACECHURCH CARD FUNDING (NO. 2) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 2) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [___] October 2002, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Party A:                                  Barclays Bank PLC

      Party B:                                  Gracechurch Card Funding (No. 2) PLC

      Trade Date:                               [___] October 2002

      Effective Date:                           [___] October 2002; provided, however, that
                                                effectiveness is subject to the issuance of the
                                                Notes and the receipt by the Series 02-1 Issuer on
                                                or prior to [___] October 2002 of unconditional
                                                confirmation that upon issue the Class C Notes
                                                will be rated [___] by Moody's and [___] by
                                                Standard & Poor's.

      Termination Date:                         [___], subject to adjustment in accordance with
                                                the Following Business Day Convention, and subject
                                                to adjustment in accordance with Section 3.3 below

      Business Days for USD:                    A day other than a Saturday, a Sunday or a day on
                                                which banking institutions in London, England or
                                                New York, New York are authorised or obliged by
                                                law to be closed

      Business Days for GBP:                    Any day other than a Saturday, a Sunday or a day
                                                on which banking institutions in London, England
                                                or New York, New York are authorised or obliged by
                                                law or executive order to be closed. [ensure
                                                definition conforms with MTN]

      Calculation Agent                         Party A


      INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

      Party A Initial Exchange Amount:          GBP [___]

      Party A Initial Exchange Date:            Effective Date

      Party A Final Exchange Amount:            Party A Currency Amount on the Termination Date

      Party A Final Exchange Date:              Termination Date

      Party B Initial Exchange Amount:          USD [___]

      Party B Initial Exchange Date:            Effective Date

      Party B Final Exchange Amount:            Party B Currency Amount on the Termination Date

      Party B Final Exchange Date:              Termination Date


      PARTY A FLOATING RATE AMOUNTS

      Party A Floating Rate Payer:              Party A

      Party A Currency Amount:                  USD  [___]   (subject   to   adjustment   during  the
                                                Redemption Period as set out herein)

      Party A Floating Rate Payer               The 15th day of each calendar month from and
      Period End Dates:                         including 15 [___] 2002 to and including 15 [___],
                                                in each case subject to adjustment in accordance
                                                with the Following Business Day Convention

      Party A Floating Rate Payer               Each Party A Floating Rate Payer Period End Date.
      Payment Dates:                            Party A will provide a clearing system notice as
                                                to the amount to be paid on each Party A Floating
                                                Rate Payer Payment Date 2 Business Days prior to
                                                each such Party A Floating Rate Payer Payment
                                                Date.

      Party A Floating Rate Option:             USD-LIBOR  as   calculated   in   accordance   with
                                                Condition 4 of the  Conditions  of the Notes,  [and
                                                provided that in accordance  with such Condition in
                                                respect of the first  Calculation  Period the Party
                                                A   Floating   Rate   Option   shall  be  a  linear
                                                interpolation  of the  rates  for [___] USD  deposits
                                                and [___] USD deposits]

      Designated Maturity:                      1 month

      Spread:                                   [___]%

      Party A Floating Rate

      Day Count Fraction:                       Actual/360  as   calculated   in  accordance   with
                                                Condition 4 of the Conditions

      Reset Dates:                              First day of each Calculation Period


      PARTY B FLOATING RATE AMOUNTS

      Party B Floating Rate Payer:              Party B

      Party B Currency Amount:                  GBP  [___]   (subject   to   adjustment   during  the
                                                Redemption Period as set out herein)

      Party B Floating Rate Payer

      Period End Dates:                         The  15th  day of  each  calendar  month  from  and
                                                including  15 [___] 2002 to and  including 15 [___], in
                                                each case subject to adjustment in accordance  with
                                                the Following Business Day Convention

      Party B Floating Rate Payer               Each Party B Floating Rate Payer Period End Date
      Payment Dates:

      Party B Floating Rate Option:             GBP-LIBOR-BBA  calculated  in  accordance  with the
                                                Series 02-1 Class C Debt Amount  [provided  that in
                                                respect of the first  Calculation  Period the Party
                                                B   Floating   Rate   Option   shall  be  a  linear
                                                interpolation  of  the   GBP-LIBOR-BBA   rates  for
                                                [___]-month GBP deposits and [___]-month GBP deposits]

      Designated Maturity:                      1 month

      Spread:                                   [___]%

      Party B Floating Rate

      Day Count Fraction:                       A fraction,  the  numerator  of which is the actual
                                                number of days in such  Calculation  Period and the
                                                denominator  of which is 365 (or 366 in the case of
                                                any  Calculation  Period  ending in a leap year) as
                                                calculated  in  accordance  with the interest  rate
                                                applicable to the Series 02-1 Class C Debt Amount

      Reset Dates:                              First day of each Calculation Period

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2   INTEREST DEFERRAL:

(A) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount referable to Finance Charge Collections referable to the Series 02-1 Class C Debt Amount (other than any funds relating to excess spread attributable to Series 02-1) having been credited to the Series 02-1 Distribution Account of Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee is less than the Class C Monthly Distribution Amount calculated for the relevant Calculation Period (as such terms are defined in relation to the Series 02-1 Investor Interest) (any such amount, the "DEFERRED INTEREST AMOUNT") occurring during the period from the preceding Party B Floating Rate Payer Payment Date and ending on or immediately prior to that Party B Floating Rate Payer Payment Date.

      The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                Deferred Interest Amount
           --------------------------------
           Aggregate Party B Payment Amount

      The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased in the event of (and to the extent of available funds in relation to) additional amounts referable to Finance Charge Collections in respect of the Series 02-1 Class C Debt Amount (other than any funds relating to excess spread attributable to Series 02-1) having been credited to the Series 01-2 Distribution Account by the Receivables Trustee to make up any previous Deferred Interest Amount.

      The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                Increased Interest Amount
           ---------------------------------
            Aggregate Party B Payment Amount

      The "INCREASED INTEREST AMOUNT" is equal to the amount of Finance Charge Collections referable to the Series 02-1 Class C Debt Amount and credited to the Series 02-1 Distribution Account by the Receivables Trustee on the Party B Floating Rate Payer Payment Date which corresponds to such Party A Floating Rating Payer Payment Date and so deposited to make up any previous Deferred Interest Amount.

3.3 REDEMPTION PERIOD. On the earlier of (a) the Series 02-1 Scheduled Redemption Date in the event that the Class C Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply. The "REDEMPTION PERIOD END DATE" is the early of (a) the Party B Floating Rate Payer Payment Date falling in [___] [note to draft: legal final redemption date] and (b) the date upon which the Class C Debt Amount is redeemed in full. From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

      During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 02-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 02-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 02-1 Issuer Account and referable to the Class C Debt Amount and credited to the Class C Notes principal ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

      During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 02-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 02-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

      A = the Party A Currency Amount calculated on the Effective Date

      B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

      C = the Party B Currency Amount calculated on the Effective Date.

      On the Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount.

4.    ACCOUNT DETAILS

             Account for           Barclays Bank PLC, 54 Lombard Street, London
             Payments to Party A   CHAPS: [20-00-00]
             in GBP:               Beneficiary: [Barclays Swaps]
                                   Beneficiary Account: [00152021]

             Account for           Barclays Bank PLC
             Payments to Party A   SWIFT: [BARCGB22]
             in USD                Beneficiary: [Barclays Bank PLC London]
                                   Beneficiary Account: [___]

             Account for           Barclays Bank PLC [___]
             Payments to Party B   Sort code [___]
             in GBP:               Account number [___]

             Account for           Barclays Bank PLC [___]
             Payments to Party B   Sort code [___]
             in USD:               Account number [___]

5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

        Barclays Bank PLC
        Attention:                  [Derivatives Director, Legal Division
                                    (marked urgent)]
        Telephone:                  +44 20 [7773 2224]
        Fax No:                     +44 20 [7773 4932]

6.    GOVERNING LAW: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       BARCLAYS BANK PLC

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title: Authorised Signatory

                                       Confirmed as of the date first written:

                                       GRACECHURCH CARD FUNDING (NO. 2) PLC

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title: Authorised Signatory

                                    SCHEDULE
                                     TO THE
                          1992 ISDA MASTER(R) AGREEMENT
                          DATED AS OF [_] OCTOBER 2002
                                     BETWEEN

                                BARCLAYS BANK PLC
                                   ("PARTY A")
                                       AND

                      GRACECHURCH CARD FUNDING (NO. 2) PLC
                                   ("PARTY B")
                                       AND

                         BANK OF NEW YORK, LONDON BRANCH
                                   ("PARTY C")


1.   TERMINATION PROVISIONS

     (a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

          Section 5(a)(v), None Specified
          Section 5(a)(vi), None Specified
          Section 5(a)(vii), None Specified
          Section 5(b)(iv), None Specified
          and in relation to Party B for the purpose of
          Section 5(a)(v), None Specified
          Section 5(a)(vi), None Specified
          Section 5(a)(vii), None Specified
          Section 5(b)(iv), None Specified

     (b)  "SPECIFIED TRANSACTION" has the meaning specified in Section 14.

     (c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will not apply to Party B.

          The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party B.

          The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to Party B.

          The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A and Party B.

          The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and Party B.

          The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and Party B.

     (d) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and Party B.

     (e) PAYMENTS ON EARLY TERMINATION. "Second Method" and "Market Quotation" will apply for the purpose of Section 6(e) of this Agreement.

     (f)  "TERMINATION CURRENCY" means GBP.

     (g) The "TAX EVENT" provisions of Section 5(b)(ii) (and accordingly 5(b)(iii)) will not apply to Party A and Party B.

     (h) ADDITIONAL TERMINATION EVENT will apply. Each of the following shall constitute an Additional Termination Event.

          (i)  EVENT OF DEFAULT

               An Event of Default under the Conditions occurs and Bank of New York, London Branch, in its capacity as trustee (the "NOTE TRUSTEE"), gives notice that the notes (the "NOTES") issued by the Party B pursuant to the Trust Deed (as defined below) are due and repayable as provided in Condition 9 of the Conditions (in which event Party B shall be the Affected Party).

               In the case of the Additional Termination Event described in sub-paragraph (i) above, the provisions of Section 6(b)(iv) shall be modified to provide that Party B will, by not more than 20 days notice to Party A, and provided that the Additional Termination Event is then continuing, designate as the day which is the day such notice by the Note Trustee declaring the Notes due and repayable is effective as an Early Termination Date in respect of all Affected Transactions.

          (ii) WITHHOLDING TAX EVENT

               In the event that there is a withholding tax imposed (1) in relation to the Issuer's payments under the Notes; (2) in relation to any payments to Party B under the Series 02-1 MTN;
               (3) in relation to Party B's payments under this Agreement, (4) in relation to Party A's payments under this Agreement (following the expiration of a period of 30 days from Party B or the Note Trustee becoming aware of the imposition of such withholding tax and notwithstanding Party A's obligations in relation to Section 6(b)(ii)(2) of this Agreement).

               In the case of the Additional Termination Event described in sub-paragraph (ii) above, Party A shall be the Affected Party.

2.   TAX REPRESENTATIONS

     (a)  PAYER REPRESENTATIONS

          For the purpose of Section 3(e) of this Agreement, Party A and Party B make the representations specified below:

               Party A makes the following representation: It is a bank organised under the laws of England and Wales and is resident for United Kingdom tax purposes in the United Kingdom.

               Party B makes the following representation: It is a company duly incorporated under the laws of England and Wales and is resident for United Kingdom tax purposes in the United Kingdom.

     (b)  PAYEE REPRESENTATIONS

          For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:

               Party A makes the following representation: It is a bank organised under the laws of England and Wales.

               Party B makes the following representation: It is a company duly incorporated under the laws of England and Wales.

3.   AGREEMENT TO DELIVER DOCUMENTS

     For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

     (a)  Tax forms, documents or certificates to be delivered are:

================================================================================
PARTY REQUIRED TO   |                                |    DATE BY WHICH TO
DELIVER DOCUMENT    |    FORM/DOCUMENT/CERTIFICATE   |    BE DELIVERED
--------------------|--------------------------------|--------------------------
Party A/Party B     |    Any document required       |    Promptly upon the
                    |    or reasonably               |    earlier of (i)
                    |    requested to allow the      |    reasonable demand by
                    |    other party to make         |    the other party and
                    |    payments under the          |    (ii) learning that
                    |    Agreement without any       |    the form or document
                    |    deduction or                |    is required
                    |    withholding for or on       |
                    |    account of any Tax, or      |
                    |    with such deduction or      |
                    |    withholding at a            |
                    |    reduced rate, or to         |
                    |    enable the relevant         |
                    |    party to claim back or      |
                    |    be refunded for any         |
                    |    amount of Tax so            |
                    |    withheld or deducted        |
                    |    where such relevant         |
                    |    party received a            |
                    |    payment under this          |
                    |    Agreement net of such       |
                    |    Tax                         |
================================================================================

     (b)  Other documents to be delivered are:

PARTY REQUIRED            FORM/               DATE BY WHICH         COVERED BY
 TO DELIVER             DOCUMENT/                 TO BE            SECTION 3(D)
  DOCUMENT             CERTIFICATE              DELIVERED         REPRESENTATION
---------------    --------------------    -------------------    --------------
Party A/Party B    Certificate or other    At the execution of        Yes
                   documents evidencing    this Agreement, and,
                   the authority of the    if a Confirmation so
                   party entering into     requires it on or
                   this Agreement and      before the date set
                   the persons acting      forth therein
                   on behalf of such
                   party (including any
                   incumbency
                   certificates
                   delivered in
                   connection with the
                   execution of the
                   Trust Deed)

Party A/Party B    Legal Opinions in       At the execution of        No
                   the form reasonably     this Agreement
                   acceptable to the
                   other party

Party B            A duly executed copy    Upon execution of          No
                   of the Trust Deed       this Agreement


4.   MISCELLANEOUS

     (a)  ADDRESSES FOR NOTICES: For the purpose of Section 12(a) of this
          Agreement:

          Addresses for notices or communications to Party A:

          For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

          Address:          [_]
          Attention:        Derivatives Director, Legal Division (marked urgent)
          Fax No.:          +44 20 7[_]
          Telephone:        +44 20 7[_]

          Address for notices or communications to Party B:

          Address:          Gracechurch Card Funding (No. 2) PLC
                            54 Lombard Street
                            London EC3P 3AH
          Attention:        The Directors
          Fax No.:          [_]

     (b)  OFFICES. The Provisions of Section 10(a) will apply to this Agreement.

     (c)  MULTIBRANCH PARTY. For the purpose of Section 10:

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (d)  CALCULATION AGENT. The Calculation Agent is Party A.

     (e)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

          Party A: None

          Party B: None

     (f)  CREDIT SUPPORT PROVIDER.

          Party A: Not applicable

          Party B: Not applicable

     (g) GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of England.

     (h) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.


5.   OTHER PROVISIONS

     (a) Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other party for or on account of any Tax, and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

     (b)  Section 6(b)(ii) is hereby amended to read as follows:

          TRANSFER OF RIGHTS AND OBLIGATIONS.

          (1) If an Illegality under Section 5(b)(i)(1) occurs and there is only one Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to (A) in the case of Party A, another of its Offices or Affiliates and (B) in the case of Party B, another of its Offices or Affiliates, if any, or another company so that such Termination Event ceases to exist. If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i). Any such transfer by a party under this Section 6(b)(ii)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

          (2) If Party A, on the occasion of the next date for payment in respect of this Agreement, would be required by any relevant taxing authority or court of competent jurisdiction or by operation of law to withhold or account for any Tax, Party A shall forthwith upon becoming aware of such circumstance so inform Party B and the Note Trustee and shall use its best endeavours (which will not require such Party A to incur a loss, excluding immaterial, incidental expenses) to arrange the substitution of an Affiliate incorporated in another jurisdiction in the place of Party A under this Agreement or to change the Office through which it acts under this Agreement, but not so as in any event to (1) result in the ratings of the Notes by Moody's Investors Service, Inc. ("MOODY'S") or Standard & Poor's Ratings Services, a division of the McGraw Hill Inc. group of companies ("STANDARD & POOR'S") to be reduced or adversely affected by reference to the ratings which would otherwise have applied to the Notes if such circumstances described in this paragraph had not occurred or (2) otherwise prejudice the position of Party B under this Agreement. If Party A is unable to arrange such substitution or change, Party A shall so inform Party B and the Note Trustee and shall use its best endeavours (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to arrange the substitution of a company incorporated in another jurisdiction in the place of Party A under this Agreement, but not so as in any event to (x) result in the ratings of the Notes by Moody's or Standard & Poor's to be reduced or adversely affected by reference to the ratings which would otherwise have applied to the Notes if such circumstance described in this paragraph had not occurred or (y) otherwise prejudice the position of Party B under this Agreement.

          No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless and until the Note Trustee has received the written affirmation of each of Standard & Poor's and Moody's that such transfer or substitution shall not adversely affect the then-current ratings of the Notes.

     (c)  Section 6(d)(i) is hereby amended to read in its entirety as follows:

          STATEMENT On or as soon as reasonably practicable following the occurrence of an Early Termination Date, the Calculation Agent shall make computations of the amounts owing pursuant to Section 6(e) and will provide to each party a statement (1) showing, in reasonable detail, such calculations and specifying the net amount payable by the applicable party pursuant to Section 6(e) and (2) giving details of the relevant account to which any amount payable is to be paid.

     (d)  Section 7 is hereby amended to read in its entirety as follows:

          Except as stated under Section 6(b)(ii), as provided in the Schedule or as provided in this Section 7, and except for the assignment by way of security in favour of The Bank of New York, London Branch under the trust deed dated [_] October 2002 (including any supplement thereto) (collectively, the "TRUST DEED") between Party B and The Bank of New York, London Branch, neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in party any of its rights, obligations or interests under this Agreement. Party A may transfer its rights and obligations under this Agreement (but, not its rights only) to another of Party A's Offices, branches or Affiliates (the "TRANSFEREE") on ten Business Days' prior written notice, PROVIDED that (i) Party A delivers an opinion of independent counsel of recognised standing in form and substance satisfactory to Party B (or, following the security becoming enforceable as described in the Conditions, the Note Trustee on behalf of Party B) and the Note Trustee confirming that as at the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iii) the Note Trustee has received written affirmation of Standard & Poor's and Moody's (or their successors) that such transfer shall not adversely affect the then-current ratings of the Notes. Party B may transfer is rights and obligations under this Agreement (but not its rights only) to any other body corporate which has been duly substituted as the holder of the Series 02-1 MTN.

     (e) ADDITIONAL REPRESENTATIONS Section 3 is hereby amended by adding at the end thereof the following Subparagraph:

          (i) It is entering into this Agreement, any Credit Support Document to which it is a party and any other documentation relating to this Agreement as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (f) RELATIONSHIP BETWEEN PARTIES Each party will be deemed to represent to the other party on the date on which it enters into this Agreement that (absent a written agreement between the parties duly executed by each of them that expressly imposes affirmative obligations to the contrary);

          (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement; it being understood that information and explanations related to the Conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

          (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of an understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement. It is also capable of assuming, and assumes, the risks of this Agreement.

         (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of this Agreement.

     (g)  AMENDMENTS. Section 9(b) of this Agreement is hereby amended to read:

          AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties and approved by the Note Trustee; provided, however, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's and Moody's that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Notes.

     (h)  NON-PETITION.

          (i) Only The Bank of New York, London Branch may pursue the remedies available under the general law or under this Agreement, the Trust Deed and the Series 02-1 MTN to enforce the rights of Party A, and Party A shall not be entitled to proceed directly against Party B unless The Bank of New York, London Branch, having become bound to proceed in accordance with the terms of the Trust Deed, fails or neglects to do so within a reasonable period and such failure or neglect is continuing provided always that, for the avoidance of doubt, the foregoing shall not prevent Party A from exercising any right to terminate this Agreement pursuant to the provisions hereof.

          (ii) Notwithstanding any other provision of this Agreement, Party A agrees to be bound by the provisions of the Trust Deed.

         (iii) In particular, Party A shall not be entitled to petition or take any other step for the winding-up of Party B or for the purpose of commencing or sustaining a case against Party B under any bankruptcy, insolvency, conservatorship, receivership or similar law or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Party B or any substantial part of its property, provided that the Note Trustee and/or Party A may prove or lodge a claim in the liquidation of Party B initiated by another party and that the Note Trustee and Party A may take proceedings to obtain a declaration or similar judgment order as to the obligations and liabilities of Party B under this Agreement.

     (i) ADDITIONAL DEFINITIONS. Terms defined or referred to in each of the Trust Deed, and the Series 02-1 MTN shall bear the same respective meanings herein.

     (j) INTEREST RATE AND CURRENCY EXCHANGES DEFINITIONS. Reference is hereby made to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "DEFINITIONS"), which are incorporated by reference herein.

     (k)  Section 2(b) is hereby amended to read in its entirety as follows:

          CHANGE OF ACCOUNT. Party A may change its account for receiving payment or delivery by giving notice to Party B at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applied unless Party A gives timely notice of a reasonable objection to such change.

     (l) PAYMENTS FROM PARTY B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be paid in accordance with the priority of payments provided in the Trust Deed. For the avoidance of doubt, Party A shall not bring any claim whatsoever against Capital One Bank (Europe) plc or Capital One Bank or its assets or any of its directors, officers employees or agents with respect to any amounts owing pursuant to this Agreement.

     (m) OPTIONAL TRANSFER AND MAINTAINING RATING OF THE NOTES. If any rating in respect of any of (I) Party A, or (II) any Rating Support (as defined below) is:

          (i)  downgraded or withdrawn by Standard & Poor's; or

          (ii) downgraded or withdrawn by Moody's;

               (either of (i) or (ii) a "PARTY A RATING REDUCTION")

          then, immediately upon such Party A Rating Reduction

          (1) Party A (acting reasonably) shall determine, or either of Standard & Poor's or Moody's shall indicate, that as a direct consequence of such Party A Rating Reduction, the then current rating of the Notes could be adversely affected, then

          (2) Party A shall immediately consult with the relevant rating agency and if such rating agency confirms that as a direct consequence of the Party A Rating Reduction the then rating of the Notes is or will be adversely affected, then

          (3) Party A shall thereupon use its best efforts (subject to the proviso at the end of the last sentence of this paragraph (n)) to assist Party B in ensuring (if necessary) that, within thirty days of such Party A Rating Reduction (with the prior written confirmation of each rating agency (or agencies, as applicable) carrying out the Party A Rating Reduction) all necessary actions are taken to maintain the rating of the Notes at the rating that would subsist but for the Party A Rating Reduction or, in the case of an immediate adverse effect on the rating of the Notes, to restore the rating of the Notes to the rating that existed immediately prior to such Party A Rating Reduction. These efforts shall include (A) obtaining a third party, acceptable to Party B, to guarantee the obligations of Party A under this Agreement or to whom the obligations under this Agreement may be transferred or (B) posting collateral (and, (1) in the event the Party A Rating Reduction is carried out by Standard & Poor's, such posting of collateral shall be in accordance with the Standard & Poor's interest rate and currency swap criteria dated January 1999 for calculating swap collateral (including all mark-to-market and volatility buffer calculations set forth therein), as such criteria may be amended, supplemented or replaced from time to time and (2) in the event that the Party A Rating Reduction is carried out by Moody's, such posting of collateral shall be undertaken only in accordance with the Moody's Collateral Requirement (as defined below)) or (C) any other action as Party A, in its sole discretion, deems to be reasonably necessary (and any of (A), (B) or (C) called "RATING SUPPORT") to assist Party B and the

               Issuer in maintaining the rating of the Notes or (in the event the Notes have been downgraded) in restoring the rating of the Notes to the rating that existed immediately prior to such Party A Rating Reduction, provided that if Rating Support cannot be completed despite the exercise of Party A's best efforts as outlined above, Party A shall nonetheless post collateral as specified in (B) above. Any Rating Support collateral posted pursuant to (B) or (C) above shall be deposited in an account at an eligible institution (other than Party A) in the name of the Issuer or the Note Trustee and invested in eligible investments at the direction of Party A (such eligible investments to be as specified pursuant to the Standard & Poor's interest rate and currency swap criteria dated January 1999).

               "MOODY'S COLLATERAL REQUIREMENT" means: (i) in the event that the Party A Rating Reduction is in relation to a downgrade below Aa3, 102% of the weekly mark-to-market in relation to the Agreement plus 25 basis points to be calculated as follows: A + (B x C x D) where A=102% of the weekly mark-to-market in relation to this Agreement; B=0.25%; C = the notional amount of the Transactions represented by this Agreement and D = the remaining years to the Termination Date; (ii) in the event that the Party A Rating Reduction is in relation to a downgrade below A2, the formula set forth in (i) shall continue to apply except that A shall be amended as follows: A=110% of the weekly mark-to-market in relation to this Agreement.

     (n)  Pari Passu The following Section 3(a)(vi) shall be inserted after
          Section 3(a)(v):

          (iv) Pari Passu. Party A represents and warrants to Party B that its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its unsecured obligations (except for those which are preferred by operation of law).

     (o) SEPARATE AGREEMENTS Section 1(c) (Single Agreement) will be deleted and replaced with the following:

          "Each Transaction is entered into on the basis that this Master Agreement (including the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master Agreement and the relevant Confirmation shall form a single agreement with respect to that Transaction. This Master Agreement shall not be construed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmation. Accordingly, all references to this "AGREEMENT" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction. It is understood that the parties would not enter into any Transaction except on the foregoing terms."

     (p) INCONSISTENCY In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

          (i)  Confirmation;

          (ii) Schedule;

          (iii) Definitions.

     (q) RECORDING OF TELEPHONE CONVERSATIONS. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties. Party A agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

     (r) SEVERABILITY. Any provision of this Agreement which is prohibited (for reasons other than those constituting an illegality) or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless the severance shall substantially impair the benefits of the remaining portions of this Agreement or change the reciprocal obligations of the parties.

     (s) CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Party) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorised officers as of [_] October 2002 effective as of [_] October 2002.


                                           BARCLAYS BANK PLC


                                           By:
                                               ---------------------------------



                                           GRACECHURCH CARD FUNDING (NO. 2) PLC


                                           By:
                                                --------------------------------


Party C is a party to this Agreement to take the benefit of the provisions herein and Party C will not be assuming any obligations under this Agreement other than pursuant to Part 5(n) of this Schedule in the event that any Rating Support collateral is posted to an account in the name of Party C or to an account in the name of the Issuer where such account is charged in favour of Party C:


THE BANK OF NEW YORK, LONDON BRANCH


By:
    ------------------------------
    Name:
    Title: